Exhibit 10.3

                             STOCK OPTION AGREEMENT

                            (1993 Stock Option Plan)

                     (as amended through November 2, 1994)


         STOCK OPTION AGREEMENT, dated __________________, between PHELPS DODGE CORPORATION, a New York corporation (the "Corporation"), and __________________ (the "Employee").
         The Compensation and Management Development Committee of the Board of Directors of the Corporation (such Committee, and any successor committee appointed by the Board of Directors of the Corporation to administer the Corporation's 1993 Stock Option and Restricted Stock Plan (the "Plan"), is hereinafter referred to as the "Committee") has granted to the Employee (a) an option under the Plan to purchase Common Shares of the Corporation and (b) limited stock appreciation rights on the terms set forth below.
         To evidence the option and limited stock appreciation rights so granted, and to set forth their terms and conditions as provided in the Plan, the Corporation and the Employee hereby agree as follows:
         1.  Confirmation of Grant of Option and Rights; Option Price.
         The Corporation hereby evidences and confirms its grant to the Employee of (i) an option (the "Option") to purchase _____ of the Corporation's Common Shares at an option price of $_____ per share and (ii) limited stock appreciation rights (the "Rights") appertaining to the Option which, if exercisable pursuant to Section 2, shall enable the Employee to elect, in the manner described in Section 6 hereof, to relinquish the Option with respect to any or all of the Common Shares as to which the Option is exercisable at such time for a cash payment from the Corporation. The amount of cash payable upon the exercise of any Rights shall be equal to the excess of (x) the product of
(A) the price paid or payable for a Common Share of the Corporation in the transaction described in Section 2(b) below (a "Transaction") which causes the Rights to become exercisable multiplied by (B) the number of Common Shares with respect to which the Employee shall have made such election, over (y) the purchase price for that number of Common Shares. (In the event that the price paid or payable with respect to such a Transaction is in a consideration other than cash or in an amount not readily determinable at such time, such price shall be determined by the Committee). The Option and the Rights granted hereby shall be subject to the provisions of the Plan.
         2.  Term for Exercise.
         (a) The Option shall become exercisable, subject to the provisions of this Section 2 and Sections 3 and 4 hereof, in installments of __________ Common Shares on the first anniversary of the date of grant of the Option, _________ Common Shares on the second anniversary and ____________ Common Shares on the third anniversary. Unless an earlier expiration date is specified by this Agreement (or, if applicable, in Supplement A), the Option and the Rights shall expire at 5:00 P.M., Arizona Mountain time (such time shall hereinafter be referred to as the "End of Business"), on the day after the tenth anniversary of the date on which the Option was granted (the "Termination Date").
         (b)  Without limiting the generality of the foregoing, in the event:
         (i) the Corporation's stockholders holding at least 50% (or such greater percentage as may be required by the Certificate of Incorporation or By-Laws of the Corporation or by law) of the voting stock of the Corporation approve any merger, consolidation, sale of assets, liquidation or reorganization in which the Corporation will not survive as a publicly owned corporation (such approval hereinafter referred to as a "Merger Approval"); or
         (ii) any of the Corporation's Common Shares are purchased pursuant to a tender or exchange offer other than an offer by the Corporation, any Subsidiary of the Corporation (as defined in the Plan and hereinafter referred to as a "Subsidiary"), or any employee benefit plan maintained by the Corporation or a Subsidiary (such purchase hereinafter referred to as a "Tender Purchase");
         then the Option and the Rights shall become exercisable during the period beginning on the date of the Merger Approval or Tender Purchase, as the case may be, and ending on the thirtieth day following such date (but in no event shall the Option or the Rights become exercisable under this paragraph earlier than six months from the date on which the Option was granted (the "Grant Date")). If any Rights or any portion of the Option shall be exercised, the Rights or the Option shall thereafter remain exercisable, according to their terms, only with respect to the number of Common Shares as to which the Rights or the Option, as the case may be, would otherwise be exercisable less the number of Common Shares with respect to which the Rights and the Option have previously been exercised.
         3.  Who May Exercise.
         During the Employee's lifetime the Option and the Rights may be exercised only by him. If the Employee dies while in the employ of the Corporation or one of its Subsidiaries, the Option and, if exercisable under
Section 2, the Rights may be exercised for the full number of Common Shares specified in Section 1 hereof less the number of Common Shares for or respect to which the Option and the Rights have previously been exercised, by the Employee's estate, personal representative or beneficiary who acquired the right to exercise the Option and the Rights by will or by the laws of descent and distribution, at any time prior to the End of Business on the earlier of the Termination Date or the fifth anniversary of the Employee's death. If the Employee dies while he is no longer employed by the Corporation or a Subsidiary, his Options and, if exercisable under Section 2, the Rights may be exercised for the full number of Common Shares as to which he could have exercised them on the date of his death, by his estate, personal representative or beneficiary who acquired the right to exercise the Option and the Rights by will or by the laws of descent and distribution, at any time prior to the termination date provided by Section 4 thereof. Following the End of Business on the earlier of such Termination Date, the fifth anniversary of the Employee's death or the termination date provided by Section 4, as the case may be, the Option and Rights shall expire.
         4.  Exercise after Termination of Employment.
         If the Employee shall cease to be employed by the Corporation or a Subsidiary other than by reason of death, Disability (as defined below), retirement at or after the Employee's normal retirement date under any pension or retirement plan of the Corporation or a Subsidiary (such termination being hereafter referred to as "Normal Retirement") or the Employee's termination for Cause (as defined in the Plan), the Option shall remain exercisable, to the extent exercisable on the date of such termination, until the End of Business on the earlier of the Termination Date or the date which is one month after the day his employment ends. If the Employee's employment shall terminate due to Disability or if the Employee shall retire at Normal Retirement, the Option shall remain exercisable, to the extent exercisable on the date of such termination or retirement, until the End of Business on the earlier of the Termination Date or the fifth anniversary of the date of his termination of employment or retirement; provided, however, that, in the event the Employee's employment with the Corporation terminates not earlier than six months from the Grant Date as a result of the Employee's retirement at or after the Employee's Normal Retirement date, immediately prior to the End of Business on the date of such retirement the Option shall become exercisable for the purchase of the full number of Common Shares specified in Section 1 of the Agreement less the number of Common Shares with respect to which the Option and the Rights have previously been exercised. Disability means the inability of a Participant to perform his duties for a period of at least 180 days due to mental or physical infirmity, as determined pursuant to the Corporation's policies. If the Employee's employment is terminated for Cause, all Options granted to the Employee which are then outstanding shall be forfeited as of the effective time of such termination but in no event later than the End of Business on such termination date. Any portion of the Option or the Rights which is not exercisable on the date the Employee's employment terminates for any reason other than death or Normal Retirement shall expire at the End of Business on such termination date. Any portion of the Option which did not expire on the date the Employee's employment terminates and which is not exercised within the period established under this Section 4 shall expire following the End of Business on the last day on which the Option could have been exercised. Following termination of the Employee's employment for any reason (including death), the Rights (i) shall remain outstanding with respect to that number of Common Shares as to which the Option is exercisable, (ii) will become exercisable pursuant to Section 2 as to that number of Common Shares as to which the Option is then exercisable if a Transaction occurs while the Option remains exercisable and (iii) shall expire at the same time as the Option expires.
         5.  Restrictions on Exercise.
         The Option and Rights may be exercised only with respect to full Common Shares. No fractional shares shall be issued. The Option (and, if applicable, the Rights) may not be exercised in whole or part:
         (a) if any requisite approval or consent of any governmental authority of any kind having jurisdiction over the exercise of options shall not have been secured; or
         (b) unless the Common Shares subject to the Option shall be effectively listed on the New York Stock Exchange and registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which listing and registration may be upon official notice of issuance of such Common Shares.
         The Corporation may require that, as a condition to any exercise of the Option, the Employee represent to the Corporation in writing that he is acquiring the Common Shares subject to such exercise for his own account for investment only and not with a view to the distribution thereof.
         6.  Manner of Exercise.
         To the extent the Option and the Rights shall be exercisable in accordance with the terms hereof, and subject to such administrative regulations as the Committee may have adopted:
         (a) The Option may be exercised in whole or from time to time in part by written notice to the Committee, (i) identifying the Option by Grant Date, the option price and whether or not the Agreement includes Supplement A, (ii) specifying the number of Common Shares with respect to which the Option is being exercised, and (iii) accompanied by full payment of the option price for such Common Shares (1) in United States dollars by personal check or cash, including an assignment of the right to receive cash proceeds of the sale of Common Shares subject to the Option, (2) in Common Shares of the Corporation owned by the Employee for at least three months prior to the day of exercise, represented by certificates duly endorsed to the Corporation or its nominee with any requisite transfer tax stamps attached, the market value of which shall be equal to the option price for the Common Shares with respect to which the Option is being exercised, or (3) in a combination of (1) and (2) above. The market value of any Common Shares delivered pursuant to the immediately preceding sentence shall be the mean of the high and low prices of such Common Shares on the Consolidated Trading Tape on the day of exercise or, if there was no such sale on such day, on the day next preceding the day of exercise on which there was a sale.
         (b) Rights may be exercised when exercisable under Section 2 in whole or in part by written notice to the Committee, (i) identifying the Rights by Grant Date and option price, and (ii) specifying the number of Common Shares with respect to which such Rights are being exercised.
         For valuation purposes, the day of exercise of the Option or the Rights shall be deemed to be the day on which notice, addressed to the Committee, either to exercise the Option in whole or in part by the payment of Common Shares (together with duly endorsed certificates as provided above and any other required payment) or to exercise the Rights is received at the Corporation's principal office, except that if such notice (together with certificates and other payment if required) is received on a Saturday or Sunday or on a holiday observed by the Corporation's principal office, or after the End of Business on any other day, the day of exercise shall be deemed to be the next business day. "Written notice" shall include, without limitation, notice by telegram, telex, cable or telecopy facsimile.
         In the event that the Option or the Rights shall be exercised by a person other than the Employee in accordance with the provisions of Section 3 hereof, such person shall furnish the Corporation with evidence satisfactory to it of his right to exercise the same and of payment or provision for payment of any estate, transfer, inheritance or death taxes payable with respect to the Option or the Rights or with respect to any related Common Shares or payment. The Corporation may require the Employee or other person exercising the Option or the Rights to furnish or execute such documents as the Corporation shall deem necessary to evidence such exercise, to determine whether registration is then required under the Securities Act of 1933, as amended, or to comply with or satisfy the requirements of the Exchange Act, or any other law.
         7.  Nonassignability.
         Neither the Option nor the Rights are assignable or transferable except by will or by the laws of descent and distribution to the extent contemplated by
Section 3 hereof. At the request of the Employee, Common Shares purchased on exercise of the Option may be issued or transferred in the name of the Employee and another person jointly with the right of survivorship.
         8.  Rights as Stockholder.
         The Employee shall have no rights as a stockholder with respect to any Common Shares covered by the Option until the issuance of a certificate or certificates to him for such Common Shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the issuance of such certificate or certificates.
         9.  Capital Adjustments.
         The number and price of the Common Shares covered by the Option shall be proportionately adjusted to reflect, as deemed equitable and appropriate by the Committee, any stock dividend, stock split or share combination of, or extraordinary cash dividend on, the Corporation's Common Shares or any recapitalization of the Corporation. To the extent deemed equitable and appropriate by the Committee, subject to any required action by the stockholders of the Corporation, in any merger, consolidation, reorganization, liquidation, dissolution, or other similar transaction, the Option shall pertain to the securities and other property, if any, which a holder of the number of Common Shares covered by the Option would have been entitled to receive in connection with such event.
         10.  Withholding.
         (a) The Corporation's obligation to deliver Common Shares upon the exercise of the Option shall be subject to payment by the Employee of any amount required to be withheld with respect to such exercise pursuant to any applicable federal, state or local tax withholding requirements. The Corporation shall withhold from any cash payable in connection with the exercise of any Rights any amount required to be withheld pursuant to any applicable federal, state or local tax withholding requirement (including, without limitation, FICA).
         (b) Unless this Agreement includes Supplement A (making it an incentive stock option), the Employee may elect to satisfy all or any part of his federal, state and local tax obligations (including, without limitation, FICA) with respect to such exercise by having the Corporation withhold from any Common Shares otherwise deliverable to him in connection with the exercise of the Option a number of Common Shares, or by delivering Common Shares already owned by the Employee, having a market value equal in amount to the obligations to be so satisfied, in accordance with procedures adopted by the Committee from time to time. The market value of Common Shares withheld or delivered shall be the mean of the high and low prices of such Common Shares on the Consolidated Trading Tape on the day of exercise or, if there was no such sale on such day, on the next preceding day on which there was a sale.
         11.  Governing Law.
         This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of New York.
         12.  Supplements.
         Attached hereto are the following supplements:
           Supplement A -- Incentive Stock Option
           Supplement B -- Change of Control
           Supplement C -- Early Retirement
           Supplement D -- Reload Option

         Any such supplements so attached are incorporated herein and constitute a part of this Agreement as though set forth in full herein. Any such supplement may be added to this Agreement at a later date by the Committee if such supplement does not adversely affect the rights of the Employee under this Agreement. All capitalized terms used in such supplements without definition are used as defined in this Agreement.
         IN WITNESS WHEREOF, the Corporation and the Employee have duly executed this Agreement as of the date set forth above.

PHELPS DODGE CORPORATION

By
  __________________________
    Vice President


____________________________
    Employee




                                  Supplement A
                           [Incentive Stock Option --
                            1993 Stock Option Plan]

     Supplement A to the Stock Option Agreement (the "Agreement") dated _______________ between Phelps Dodge Corporation (the "Corporation") and
_______________________ (the "Employee").


     1. Term of the Option. Each incentive stock option shall expire on the tenth anniversary of the date of its grant.

     2. Disposition of Shares. If the Employee disposes of any Common Shares received upon exercise of the Option within two years after the Option was granted to him or within one year after the Common Shares were transferred to him upon exercise of the Option, whether by sale, gift, or otherwise, the Employee shall notify the Secretary of the Corporation of the number of such Common Shares disposed of, the date on which disposed of, the manner of disposition and the amount, if any, realized upon such disposition, and shall promptly pay to the Corporation the amount, if any, that the Corporation specifies in a written notice to the Employee as required to be withheld with respect to such exercise and disposition pursuant to any applicable federal, state or local tax withholding requirements.

     3. Interpretation of Agreement. The Option is intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.




                                  Supplement B
                             [Change of Control --
                            1993 Stock Option Plan]

     Supplement B to the Stock Option Agreement (the "Agreement") dated ____________ , between Phelps Dodge Corporation (the "Corporation") and
____________________ (the "Employee").


     1. Additional Trigger Event For Exercisability. In addition to the provisions of Section 2 of the Agreement, in the event the Employee's employment with the Corporation or any Subsidiary terminates by reason of a Qualifying Termination (as defined below) not earlier than six months from the date on which the Option was granted and within two years after a Change of Control (as defined below) of the Corporation, the Option shall become exercisable, no later than the date of such termination, for the purchase of the full number of Common Shares specified in Section 1 of the Agreement (or such lesser number of Shares for which the Option would have become exercisable on or prior to the Employee's normal retirement date under the Phelps Dodge Retirement Plan for Salaried Employees were the Employee to retire on such date).

     For the purpose of this Supplement:

     (a) A "Change of  Control"  shall be deemed to have taken place at the time

     (i) when any "person" or "group" of persons (as such terms are used in Section 13 and 14 of the Securities Exchange Act of 1934, as amended (the
"Exchange Act")), other than the Corporation or any employee benefit plan sponsored by the Corporation, becomes the "beneficial owner" (as such term is used in Section 13 of the Exchange Act) of 25% or more of the total number of the Corporation's Common Shares at the time outstanding;

     (ii) of any Merger Approval (as defined in the  Agreement);  or

     (iii) when, as the result of a tender offer, exchange offer, merger, consolidation, sale of assets or contested election or any combination of the foregoing transactions, the persons who were directors of the Corporation immediately before such transaction shall cease to constitute a majority of the Board of Directors of the Corporation or of any successor to the Corporation.

     (b) A "Qualifying Termination" means a termination of the Employee's employment with the Corporation or any Subsidiary (under circumstances where the Employee is no longer employed by the Corporation or any Subsidiary) for any reason other than

     (i) death;

     (ii) disability;

     (iii) willful misconduct in the performance of the Employee's duties as an employee which results in a material adverse effect on the Corporation's business or reputation;

     (iv) retirement under the Phelps Dodge Retirement Plan for Salaried Employees; or

     (v) a termination by the Employee unless

     (1) such termination occurs more than 180 days following the time when a Change of Control takes place and such Change of Control has not been approved by a resolution adopted by the Board of Directors of the Corporation as constituted immediately prior to such Change of Control or

     (2) the Employee terminates his employment for one or more of the following reasons (and the Employee has not agreed thereto in writing):

     (x) the assignment to the Employee of any duties inconsistent, in a way significantly adverse to the Employee, with his positions, duties, responsibilities and status with the Corporation and its Subsidiaries immediately prior to such Change of Control, or a significant reduction in the duties and responsibilities held by the Employee immediately prior to such Change of Control; a change in the Employee's reporting responsibilities, titles or offices as in effect immediately prior to such Change of Control; or any removal of the Employee from or any failure to re-elect the Employee to any position with the Corporation or any Subsidiary that the Employee held immediately prior to such Change of Control except in connection with the Employee's promotion or the termination of his employment for any of the reasons specified in paragraphs (i) through (iv) above; or

     (y) a reduction by the Corporation in the Employee's base salary as in effect immediately prior to such Change of Control; the failure by the Corporation to continue in effect any employee benefit plan or compensation plan in which the Employee is participating immediately prior to such Change of Control unless the Employee is permitted to participate in other plans providing him with substantially comparable benefits; or the taking of any action by the Corporation which would adversely affect the Employee's participation in or materially reduce his benefits under such plan; or

     (z) the Corporation's requiring the Employee to be based anywhere other than his location immediately prior to such Change of Control; or the Corporation's requiring the Employee to travel on the Corporation's business to an extent substantially more burdensome than his travel obligations immediately prior to such Change of Control.




                                  Supplement C
                              [Early Retirement --
                            1993 Stock Option Plan]

         Supplement C to the Stock Option Agreement (the "Agreement") dated _________________ between Phelps Dodge Corporation (the "Corporation") and
______________________ (the "Employee").
         If the Employee shall cease to be employed by the Corporation or a Subsidiary by reason of early retirement under any pension or retirement plan of the Corporation or a subsidiary, the Option shall remain exercisable, to the extent exercisable on the date of such termination, until the End of Business on the earlier of the Termination Date or the fifth anniversary of the date of his retirement.




                                  Supplement D
                          [Reload Option -- 1993 Plan]

         Supplement D to the Stock Option Agreement (the "Agreement") dated ________________ between Phelps Dodge Corporation (the "Corporation") and
_____________________ (the "Employee").
         1. Issuance of Reload Option. In the event that the Employee exercises this Option (a) at least six months prior to the expiration date of this Option,
(b) while still employed by the Corporation or a Subsidiary and (c) prior to the expiration date of the Plan using, in whole or in part, Common Shares owned by the Employee for at least three months prior to the day of exercise (the "Exercise Date"), the Employee shall be granted a new option (the "Reload Option") under the Plan on the Exercise Date for the number of Common Shares of the Corporation equal to the number of Common Shares exchanged by the Employee to exercise this Option. No Reload Option shall be granted if the Exercise Date is (a) within six months of the expiration date of the Option, (b) a date when the Employee is not employed by the Corporation or a Subsidiary or (c) after the expiration date of the Plan.
         2. Terms of Reload Option. The Reload Option shall be exercisable on the same terms and conditions as apply to the Option as set forth in this Agreement, except that (a) the Reload Option shall become exercisable in full on the day six months after the Exercise Date, (b) the option price per share shall be the fair market value of a Common Share on the Exercise Date, which shall be the mean of the high and low prices of a Common Share on the Consolidated Trading Tape on that day, or, if no sale of Common Shares is recorded on such tape on that day, then on the next preceding day on which there was such a sale and (c) the expiration date of the Reload Option shall be the date of expiration of the Option under this Agreement. The Corporation may issue a new agreement to evidence the Reload Option and, if it does, that agreement shall supersede this Agreement in all respects insofar as the Reload Option is concerned.
         3. Right of Committee to Disapprove Reload Option. Notwithstanding the foregoing, the continuance of a Reload Option granted pursuant to this Supplement shall be subject to the disapproval of the Committee in its sole discretion exercised at the meeting of the Committee next following the date such Reload Option is granted. Any Reload Options so disapproved by the Committee shall terminate upon such disapproval.




                            RELOAD OPTION AGREEMENT

                            (1993 Stock Option Plan)

                     (as amended through November 2, 1994)


         RELOAD OPTION AGREEMENT, dated _____________, between PHELPS DODGE CORPORATION, a New York corporation (the "Corporation"), and _______________ (the "Employee").
         The Compensation and Management Development Committee of the Board of Directors of the Corporation (such Committee, and any successor committee appointed by the Board of Directors of the Corporation to administer the Corporation's 1993 Stock Option and Restricted Stock Plan (the "Plan"), is hereinafter referred to as the "Committee") has granted to the Employee (a) an option under the Plan to purchase Common Shares of the Corporation and (b) limited stock appreciation rights on the terms set forth below. Such grant was made on __________ in connection with the exercise on that date by the Employee of an option (the "Original Option") issued under the Plan, the Phelps Dodge 1987 Stock Option and Restricted Stock Plan or the Phelps Dodge 1979 Stock Option Plan evidenced by a Stock Option Agreement dated ____________. In connection with such exercise, the Employee delivered to the Corporation in payment of part or all of the exercise price of the Original Option ___________ Common Shares that he owned for at least three months prior to the date of exercise.
         To evidence the option and limited stock appreciation rights so granted, and to set forth their terms and conditions as provided in the Plan, the Corporation and the Employee hereby agree as follows:
         1.  Confirmation of Grant of Reload Option and Rights; Reload
Option Price.
         The Corporation hereby evidences and confirms its grant to the Employee of (i) an option (the "Reload Option") to purchase _________ of the Corporation's Common Shares at an option price of $_____________ per share and
(ii) limited stock appreciation rights (the "Rights") appertaining to the Reload Option which, if exercisable pursuant to Section 2, shall enable the Employee to elect, in the manner described in Section 6 hereof, to relinquish the Reload Option with respect to any or all of the Common Shares as to which the Reload Option is exercisable at such time for a cash payment from the Corporation. The amount of cash payable upon the exercise of any Rights shall be equal to the excess of (x) the product of (A) the price paid or payable for a Common Share of the Corporation in the transaction described in Section 2(b) below (a "Transaction") which causes the Rights to become exercisable multiplied by (B) the number of Common Shares with respect to which the Employee shall have made such election, over (y) the purchase price for that number of Common Shares. (In the event that the price paid or payable with respect to such a Transaction is in a consideration other than cash or in an amount not readily determinable at such time, such price shall be determined by the Committee). The Reload Option and the Rights granted hereby shall be subject to the provisions of the Plan.
         2.  Term for Exercise.
         (a) The Reload Option shall become exercisable, subject to the provisions hereof, on _________, which is the date six months after the grant date specified in Section 1. Unless an earlier expiration date is specified by this Agreement, the Reload Option and the Rights shall expire at 5:00 P.M., Arizona Mountain time (such time shall hereinafter be referred to as the "End of Business"), on___ _________, which is the expiration date of the Original Option (the "Termination Date").
         (b)  In the event:
         (i) the Corporation's stockholders holding at least 50% (or such greater percentage as may be required by the Certificate of Incorporation or By-Laws of the Corporation or by law) of the voting stock of the Corporation approve any merger, consolidation, sale of assets, liquidation or reorganization in which the Corporation will not survive as a publicly owned corporation (such approval hereinafter referred to as a "Merger Approval"); or
         (ii) any of the Corporation's Common Shares are purchased pursuant to a tender or exchange offer other than an offer by the Corporation, any Subsidiary of the Corporation (as defined in the Plan and hereinafter referred to as a "Subsidiary"), or any employee benefit plan maintained by the Corporation or a Subsidiary (such purchase hereinafter referred to as a "Tender Purchase");
         then the Rights shall become exercisable during the period beginning on the date of the Merger Approval or Tender Purchase, as the case may be, and ending on the thirtieth day following such date (but in no event shall the Rights become exercisable under this paragraph earlier than six months from the date on which the Reload Option was granted (the "Grant Date"). If any Rights or any portion of the Reload Option shall be exercised, the Rights or the Reload Option shall thereafter remain exercisable, according to their terms, only with respect to the number of Common Shares as to which the Rights or the Reload Option, as the case may be, would otherwise be exercisable less the number of Common Shares with respect to which the Rights and the Reload Option have previously been exercised.
         3.  Who May Exercise.
         During the Employee's lifetime the Reload Option and the Rights may be exercised only by him. If the Employee dies while in the employ of the Corporation or one of its Subsidiaries, the Reload Option and, if exercisable under Section 2, the Rights may be exercised for the full number of Common Shares specified in Section 1 hereof less the number of Common Shares for or respect to which the Reload Option and the Rights have previously been exercised, by the Employee's estate, personal representative or beneficiary who acquired the right to exercise the Reload Option and the Rights by will or by the laws of descent and distribution, at any time prior to the End of Business on the earlier of the Termination Date or the fifth anniversary of the Employee's death. If the Employee dies while he is no longer employed by the Corporation or a Subsidiary, the Reload Option and, if exercisable under Section 2, the Rights may be exercised for the full number of Common Shares as to which he could have exercised them on the date of his death, by his estate, personal representative or beneficiary who acquired the right to exercise the Reload Option and the Rights by will or by the laws of descent and distribution, at any time prior to the termination date provided by Section 4 thereof. Following the End of Business on the earlier of such Termination Date, fifth anniversary of the Employee's death or the termination date provided by Section 4, as the case may be, the Reload Option and Rights shall expire.
         4.  Exercise after Termination of Employment.
         If the Employee shall cease to be employed by the Corporation or a Subsidiary other than by reason of death, Disability (as defined below), retirement at or after the Employee's normal retirement date under any pension or retirement plan of the Corporation or a Subsidiary (such termination being hereafter referred to as "Normal Retirement") or the Employee's termination for Cause (as defined in the Plan), the Reload Option shall remain exercisable, to the extent exercisable on the date of such termination, until the End of Business on the earlier of the Termination Date or the date which is one month after the day his employment ends. If the Employee's employment shall terminate due to Disability or if the Employee shall retire at Normal Retirement, the Reload Option shall remain exercisable, to the extent exercisable on the date of such termination or retirement, until the End of Business on the earlier of the Termination Date or the fifth anniversary of the date of his termination of employment or retirement. Disability means the inability of a Participant to perform his duties for a period of at least 180 days due to mental or physical infirmity, as determined pursuant to the Corporation's policies. If the Employee's employment is terminated for Cause, all Reload Options granted to the Employee which are then outstanding shall be forfeited as of the effective time of such termination but in no event later than the End of Business on such termination date. Any portion of the Reload Option or the Rights which is not exercisable on the date the Employee's employment terminates for any reason other than death or Normal Retirement shall expire at the End of Business on such termination date. Any portion of the Reload Option which did not expire on the date the Employee's employment terminates and which is not exercised within the period established under this Section 4 shall expire following the End of Business on the last day on which the Reload Option could have been exercised. Following termination of the Employee's employment for any reason (including death), the Rights (i) shall remain outstanding with respect to that number of Common Shares as to which the Reload Option is exercisable, (ii) will become exercisable pursuant to Section 2 as to that number of Common Shares as to which the Reload Option is then exercisable if a Transaction occurs while the Reload Option remains exercisable and (iii) shall expire at the same time as the Reload Option expires.
         5.  Restrictions on Exercise.
         The Reload Option and Rights may be exercised only with respect to full Common Shares. No fractional shares shall be issued. The Reload Option (and, if applicable, the Rights) may not be exercised in whole or part:
         (a) if any requisite approval or consent of any governmental authority of any kind having jurisdiction over the exercise of options shall not have been secured; or
         (b) unless the Common Shares subject to the Reload Option shall be effectively listed on the New York Stock Exchange and registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which listing and registration may be upon official notice of issuance of such Common Shares.
         The Corporation may require that, as a condition to any exercise of the Reload Option, the Employee represent to the Corporation in writing that he is acquiring the Common Shares subject to such exercise for his own account for investment only and not with a view to the distribution thereof.
         6.  Manner of Exercise.
         To the extent the Reload Option and the Rights shall be exercisable in accordance with the terms hereof, and subject to such administrative regulations as the Committee may have adopted:
         (a) The Reload Option may be exercised in whole or from time to time in part by written notice to the Committee, (i) identifying the Reload Option by Grant Date, the option price [and whether or not the Agreement includes Supplement A], (ii) specifying the number of Common Shares with respect to which the Reload Option is being exercised, and (iii) accompanied by full payment of the option price for such Common Shares (1) in United States dollars by personal check or cash, including an assignment of the right to receive cash proceeds of the sale of Common Shares subject to the Reload Option, (2) in Common Shares of the Corporation owned by the Employee for at least three months prior to the day of exercise, represented by certificates duly endorsed to the Corporation or its nominee with any requisite transfer tax stamps attached, the market value of which shall be equal to the option price for the Common Shares with respect to which the Reload Option is being exercised, or (3) in a combination of (1) and
(2) above. The market value of any Common Shares delivered pursuant to the immediately preceding sentence shall be the mean of the high and low prices of such Common Shares on the Consolidated Trading Tape on the day of exercise or, if there was no such sale on such day, on the day next preceding the day of exercise on which there was a sale.
         (b) Rights may be exercised when exercisable under Section 2 in whole or in part by written notice to the Committee, (i) identifying the Rights by Grant Date and option price, and (ii) specifying the number of Common Shares with respect to which such Rights are being exercised.
         For valuation purposes, the day of exercise of the Reload Option or the Rights shall be deemed to be the day on which notice, addressed to the Committee, either to exercise the Reload Option in whole or in part by the payment of Common Shares (together with duly endorsed certificates as provided above and any other required payment) or to exercise the Rights is received at the Corporation's principal office, except that if such notice (together with certificates and other payment if required) is received on a Saturday or Sunday or on a holiday observed by the Corporation's principal office, or after the End of Business on any other day, the day of exercise shall be deemed to be the next business day. "Written notice" shall include, without limitation, notice by telegram, telex, cable or telecopy facsimile.
         In the event that the Reload Option or the Rights shall be exercised by a person other than the Employee in accordance with the provisions of Section 3 hereof, such person shall furnish the Corporation with evidence satisfactory to it of his right to exercise the same and of payment or provision for payment of any estate, transfer, inheritance or death taxes payable with respect to the Reload Option or the Rights or with respect to any related Common Shares or payment. The Corporation may require the Employee or other person exercising the Reload Option or the Rights to furnish or execute such documents as the Corporation shall deem necessary to evidence such exercise, to determine whether registration is then required under the Securities Act of 1933, as amended, or to comply with or satisfy the requirements of the Exchange Act, or any other law.
         7.  Nonassignability.
         Neither the Reload Option nor the Rights are assignable or transferable except by will or by the laws of descent and distribution to the extent contemplated by Section 3 hereof. At the request of the Employee, Common Shares purchased on exercise of the Reload Option may be issued or transferred in the name of the Employee and another person jointly with the right of survivorship.
         8.  Rights as Stockholder.
         The Employee shall have no rights as a stockholder with respect to any Common Shares covered by the Reload Option until the issuance of a certificate or certificates to him for such Common Shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the issuance of such certificate or certificates.
         9.  Capital Adjustments.
         The number and price of the Common Shares covered by the Reload Option shall be proportionately adjusted to reflect, as deemed equitable and appropriate by the Committee, any stock dividend, stock split or share combination of, or extraordinary cash dividend on, the Corporation's Common Shares or any recapitalization of the Corporation. To the extent deemed equitable and appropriate by the Committee, subject to any required action by the stockholders of the Corporation, in any merger, consolidation, reorganization, liquidation, dissolution, or other similar transaction, the Reload Option shall pertain to the securities and other property, if any, which a holder of the number of Common Shares covered by the Reload Option would have been entitled to receive in connection with such event.
         10.  Withholding.
         (a) The Corporation's obligation to deliver Common Shares upon the exercise of the Reload Option shall be subject to payment by the Employee of any amount required to be withheld with respect to such exercise pursuant to any applicable federal, state or local tax withholding requirements. The Corporation shall withhold from any cash payable in connection with the exercise of any Rights any amount required to be withheld pursuant to any applicable federal, state or local tax withholding requirement (including, without limitation, FICA).
         (b) [Unless this Agreement includes Supplement A (making it an incentive stock option),] the Employee may elect to satisfy all or any part of his federal, state and local tax obligations (including, without limitation, FICA) with respect to such exercise by having the Corporation withhold from any Common Shares otherwise deliverable to him in connection with the exercise of the Reload Option a number of Common Shares, or by delivering Common Shares already owned by the Employee, having a market value equal in amount to the obligations to be so satisfied, in accordance with procedures adopted by the Committee from time to time. The market value of Common Shares withheld or delivered shall be the mean of the high and low prices of such Common Shares on the Consolidated Trading Tape on the day of exercise or, if there was no such sale on such day, on the next preceding day on which there was a sale.
         11.  Governing Law.
         This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of New York.
         12.  Supplements.
         Attached hereto are the following supplements:
           Supplement C -- Early Retirement
           Supplement D -- Reload Option
         Any such supplement so attached is incorporated herein and constitutes a part of this Agreement as though set forth in full herein. Any such supplement may be added to this Agreement at a later date by the Committee if such supplement does not adversely affect the rights of the Employee under this Agreement. All capitalized terms used in such supplements without definition are used as defined in this Agreement.
         IN WITNESS WHEREOF, the Corporation and the Employee have duly executed this Agreement as of the date set forth above.

PHELPS DODGE CORPORATION

By__________________________
   Vice President

____________________________
   Employee




                                  Supplement C
                        [Early Retirement -- 1993 Plan]

         Supplement C to the Stock Option Agreement (the "Agreement") dated ____________ between Phelps Dodge Corporation (the "Corporation") and
_______________________ (the "Employee").
         If the Employee shall cease to be employed by the Corporation or a Subsidiary by reason of early retirement under any pension or retirement plan of the Corporation or a subsidiary, the Option shall remain exercisable, to the extent exercisable on the date of such termination, until the End of Business on the earlier of the Termination Date or the fifth anniversary of the date of his retirement.




                                  Supplement D
                          [Reload Option -- 1993 Plan]

         Supplement D to the Stock Option Agreement (the "Agreement") dated _________ between Phelps Dodge Corporation (the "Corporation") and
_____________________ (the "Employee").
         1. Issuance of Reload Option. In the event that the Employee exercises this Option (a) at least six months prior to the expiration date of this Option,
(b) while still employed by the Corporation or a Subsidiary and (c) prior to the expiration date of the Plan using, in whole or in part, Common Shares owned by the Employee for at least three months prior to the day of exercise (the "Exercise Date"), the Employee shall be granted a new option (the "Reload Option") under the Plan on the Exercise Date for the number of Common Shares of the Corporation equal to the number of Common Shares exchanged by the Employee to exercise this Option. No Reload Option shall be granted if the Exercise Date is (a) within six months of the expiration date of the Option, (b) a date when the Employee is not employed by the Corporation or a Subsidiary or (c) after the expiration date of the Plan.
         2. Terms of Reload Option. The Reload Option shall be exercisable on the same terms and conditions as apply to the Option as set forth in this Agreement, except that (a) the Reload Option shall become exercisable in full on the day six months after the Exercise Date, (b) the option price per share shall be the fair market value of a common share on the Exercise Date, which shall be the mean of the high and low prices of a common share on the Consolidated Trading Tape on that day, or, if no sale of Common Shares is recorded on such tape on that day, then on the next preceding day on which there was such a sale and (c) the expiration date of the Reload Option shall be the date of expiration of the Option under this Agreement. The Corporation may issue a new agreement to evidence the Reload Option and, if it does, that agreement shall supersede this Agreement in all respects insofar as the Reload Option is concerned.
         3. Right of Committee to Disapprove Reload Option. Notwithstanding the foregoing, the continuance of a Reload Option granted pursuant to this Supplement shall be subject to the disapproval of the Committee in its sole discretion exercised at the meeting of the Committee next following the date such Reload Option is granted. Any Reload Options so disapproved by the Committee shall terminate upon such disapproval.